Purchase commitments, contingent liabilities and other	12 Months Ended
Mar. 31, 2023
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Purchase commitments, contingent liabilities and other
33.	Purchase commitments, contingent liabilities and other

(1)	Loan commitments
Subsidiaries in the Financial Services segment have lines of credit in accordance with loan agreements with their customers. As of March 31, 2022 and 2023, the total unused portion of the lines of credit extended under these contracts was 33,587 million yen and 35,831 million yen, respectively.

(2)	Purchase commitments
Purchase commitments as of March 31, 2022 and 2023 amounted to 1,000,833 million yen and 1,084,774 million yen, respectively. The amount of these purchase commitments covers the purchase consideration for property, plant and equipment, intangible assets, other goods and other services. The major components of these commitments are as follows:

Certain subsidiaries in the Pictures segment have entered into agreements with creative talent for the development and production of motion pictures and television programming as well as agreements with third parties to acquire completed motion pictures, or certain rights therein, and to acquire the rights to broadcast certain live action sporting events. These agreements cover various periods, mainly within four years from the end of each period. As of March 31, 2022 and 2023, these subsidiaries were committed to make payments under such contracts of 101,284 million yen and 125,098 million yen, respectively.
Certain subsidiaries in the Music segment have entered into contracts with recording artists, songwriters and companies for the future production, distribution and/or licensing of music products. These contracts cover various periods, mainly within five years from the end of each period. As of March 31, 2022 and 2023, these subsidiaries were committed to make payments of 153,920 million yen and 193,576 million yen, respectively, under such contracts.
Certain subsidiaries in the G&NS segment have entered into long-term contracts for the development, distribution and publishing of game software. These contracts cover various periods, mainly within six years from the end of each period. As of March 31, 2022 and 2023, these subsidiaries were committed to make payments of 34,842 million yen and 31,298 million yen, respectively, under such contracts.
In addition to the above, Sony has entered into purchase contracts for property, plant and equipment and intangible assets. As of March 31, 2022 and 2023, Sony has committed to make payments of 246,263 million yen and 292,608 million yen, respectively, under such contracts.
Sony has entered into purchase contracts for materials. As of March 31, 2022 and 2023, Sony has committed to make payments of 265,518 million yen and 288,260 million yen, respectively, under such contracts.

(3)	Litigation
Sony Group Corporation and certain of its subsidiaries are defendants or otherwise involved in pending legal and regulatory proceedings. However, based upon the information currently available, Sony believes that the outcome from such legal and regulatory proceedings would not have a material impact on Sony’s results of operations and financial position.

(4)	Guarantees
Sony has issued guarantees that contingently require payments to guaranteed parties if certain specified events or conditions occur. The maximum potential amount of future payments under these guarantees as of March 31, 2022 and 2023 amounted to 501 million yen and 458 million yen, respectively.